SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) October 19, 2001
                                                     ------------------------

                        MMCA Auto Owner Trust 2001-3
                     (Issuer with respect to the Notes)
                        MMCA Auto Receivables Trust
                (Originator of MMCA Auto Owner Trust 2001-3)
                --------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


        333-65052                                         33-0869011
-----------------------------------                ---------------------------
    (Commission File Number)                           (I.R.S. Employer
                                                        Identification No.)


6363 Katella Avenue, Cypress, California                     90630-5205
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(Address of Principal Executive Offices)                      (Zip Code)


                               (714) 236-1614
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)





Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in
Item 7(c) below.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.


Exhibit                Document Description
   No.

   1.1             Underwriting Agreement

   4.1             Amended and Restated Trust Agreement of the Issuer

   4.2             Sale and Servicing Agreement

   4.3             Indenture

   4.4             Administration Agreement

  10.1             Purchase Agreement

  10.2             Yield Supplement Agreement

  10.3 ISDA Master Agreement between The Chase Manhattan Bank and MMCA Auto Owner Trust 2001-3


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MMCA Auto Receivables Trust,
                                          as originator of MMCA Auto Owner
                                          Trust 2001-3


                                        By: /s/ Hideyuki Kitamura
                                            ---------------------------------
                                            Name:  Hideyuki Kitamura
                                            Title: Secretary & Treasurer

Dated:  October 19, 2001


INDEX TO EXHIBITS

Exhibit No.    Document Description                                 Sequential
                                                                      Page No.

    1.1        Underwriting Agreement

    4.1        Amended and Restated Trust Agreement of the Issuer

    4.2        Sale and Servicing Agreement

    4.3        Indenture

    4.4        Administration Agreement

   10.1        Purchase Agreement

   10.2        Yield Supplement Agreement

   10.3        ISDA Master Agreement between The Chase Manhattan
               Bank and MMCA Auto Owner Trust 2001-3